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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2003

RADIO UNICA COMMUNICATIONS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15151 (Commission File Number)	65-00856900 (I.R.S. Employer Identification No.)
8400 NW 52nd Street, Miami, Florida 33166 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (305) 463-5000

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

(c)	Exhibit Number	Description
	99	Press release dated May 12, 2003.

Item 9.    Regulation FD Disclosure

        On May 12, 2003, Radio Unica Communications Corp. issued a press release announcing its operating results for the quarter ended March 31, 2003. A copy of the press release is furnished hereto as Exhibit 99. The information provided in this Current Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIO UNICA COMMUNICATIONS CORP.

	By:	/s/ STEVEN E. DAWSON Name: Steven E. Dawson Title: Executive Vice President and Chief Financial Officer

Dated: August 18, 2003

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EXHIBIT INDEX

Exhibit Number	Description
99	Press release dated May 12, 2003.

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SIGNATURES
EXHIBIT INDEX